                                                                      EXHIBIT 21
                              LIST OF SUBSIDIARIES

------------------------------------------------- ------------ -----------------------------
Name of Entity                                    State of     ASSUMED BUSINESS NAME(S)
                                                  origin       (if different than entity
                                                               name)
------------------------------------------------- ------------ -----------------------------

Lithia Financial Corporation                      Oregon
Lithia Rentals, Inc.                              Oregon       Avis Rent-A-Car
Lithia Real Estate, Inc.                          Oregon
Lithia Motors Support Services, Inc.              Oregon
Lithia TLM, LLC)                                  Oregon       Lithia Toyota
Lithia Grants Pass Auto Center, LLC (owned by     Oregon       Lithia Grants Pass Auto
Lithia Motors, Inc. and LGPAC, Inc.,  a wholly                 Center
owned subsidiary of Lithia Motors)
Lithia Dodge, LLC(owned by Lithia Motors, Inc.    Oregon       Lithia Dodge
and Lithia DM, Inc.,  a wholly owned subsidiary
of Lithia Motors)
Saturn of Southwest Oregon, Inc.                  Oregon       Saturn of Southwest Oregon
SOE, LLC (owned 100% by Lithia SH, LLC a wholly   Oregon       Saturn of Eugene
owned subsidiary of Lithia Motors, Inc.)
Lithia HPI, Inc.                                  Oregon       Lithia Isuzu
                                                               Lithia Volkswagen
Lithia DE, Inc.                                   Oregon       Lithia Dodge of Eugene
Lithia Chrysler Plymouth Jeep Eagle, Inc.         Oregon       Lithia Chrysler Plymouth
                                                               Jeep
Lithia BNM, Inc.                                  Oregon       Lithia Nissan
                                                               Lithia BMW
Hutchins Imported Motors, Inc.                    Oregon       Lithia Toyota of Springfield
Hutchins Eugene Nissan, Inc.                      Oregon       Lithia Nissan of Eugene
Lithia Klamath, Inc.                              Oregon       Lithia Dodge Chrysler
                                                               Plymouth Jeep of Klamath
                                                               Falls
                                                               Lithia Toyota of Klamath
                                                               Falls
Lithia Nissan of Roseburg, Inc.                   Oregon       Lithia Nissan of Roseburg
Lithia of Roseburg, Inc.                          Oregon       Lithia Dodge Chrysler
                                                               Plymouth Jeep of Roseburg
Lithia Rose-FT, Inc.                              Oregon       Lithia Ford Lincoln Mercury
                                                               of Roseburg
Lithia Medford LM, Inc.                           Oregon       Lithia Lincoln Mercury
                                                               Lithia Suzuki
                                                               Lithia Mazda
Lithia Medford Hon, Inc.                          Oregon       Lithia Honda
Lithia AB, Inc.                                   California   Acura of Bakersfield
Lithia BB, Inc.                                   California   BMW of Bakersfield

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Name of Entity                                    State of     ASSUMED BUSINESS NAME(S)
                                                  origin       (if different than entity
                                                               name)
------------------------------------------------- ------------ -----------------------------
Lithia CIMR, Inc.                                 California   Lithia Chevrolet of Redding
                                                               Lithia Mazda of Redding
Lithia DC, Inc.                                   California   Lithia Dodge of Concord
Lithia FMF, Inc.                                  California   Lithia Ford of Fresno
Lithia FN, Inc.                                   California   Lithia Ford Lincoln Mercury
                                                               of Napa
Lithia FVHC, Inc.                                 California   Lithia Ford of Concord
Lithia JEF, Inc.                                  California   Lithia Hyundai of Fresno
Lithia MMF, Inc.                                  California   Lithia Mazda of Fresno
                                                               Lithia Suzuki of Fresno
Lithia NB, Inc.                                   California   Lithia Nissan of Bakersfield
Lithia NF, Inc.                                   California   Lithia Nissan of Fresno
Lithia TKV, Inc.                                  California   Lithia Toyota of Vacaville
Lithia TR, Inc.                                   California   Lithia Toyota of Redding
Lithia VWC, Inc.                                  California   Lithia Sun Valley Volkswagen
                                                               Lithia Sun Valley Isuzu
Lithia Centennial Chrysler Plymouth Jeep, Inc.    Colorado     Lithia Centennial Chrysler
                                                               Plymouth Jeep
Lithia Cherry Creek Dodge, Inc.                   Colorado     Lithia Cherry Creek Dodge
Lithia Colorado Chrysler Plymouth, Inc.           Colorado     Lithia Colorado Chrysler
                                                               Plymouth
                                                               Lithia Colorado Kia
Lithia Colorado Jeep, Inc.                        Colorado     Lithia Colorado Jeep
Lithia Colorado Springs Jeep Chrysler Plymouth,   Colorado     Lithia Colorado Springs
Inc.                                                           Jeep Chrysler Plymouth

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Name of Entity                                    State of     ASSUMED BUSINESS NAME(S)
                                                  origin       (if different than entity
                                                               name)
------------------------------------------------- ------------ -----------------------------
Lithia Foothills Chrysler, Inc.                   Colorado     Lithia Foothills Chrysler
                                                               Lithia Foothills Hyundai
Camp Automotive, Inc.                             Delaware     Camp BMW
                                                               Camp Chevrolet
                                                               Camp Subaru
Roundtree Isuzu, Inc.  (owned by                  Idaho        Roundtree Isuzu
Lithia/Roundtree Holding Company, Inc. a wholly
owned subsidiary of  Lithia Motors Inc.)
Roundtree Chevrolet, Inc. (owned by               Idaho        Roundtree Chevrolet
Lithia/Roundtree Holding Company, Inc. a wholly
owned subsidiary of Lithia Motors Inc.)
Roundtree Lincoln-Mercury, Inc. (owned by         Idaho        Roundtree Lincoln-Mercury
Lithia/Roundtree Holding Company, Inc a wholly
owned subsidiary of Lithia Motors Inc.)
Roundtree DW, Inc.  (owned by Lithia/Roundtree    Idaho        Roundtree Daewoo
Holding Company, Inc. a wholly owned subsidiary
of Lithia Motors Inc.)
Lithia Ford of Boise, Inc.                        Idaho        Lithia Ford of Boise
Lithia Chrysler Plymouth of Boise, Inc.           Idaho        Lithia Chrysler of Boise
Lithia of Pocatello, Inc.                         Idaho        Lithia Chrysler Dodge of
                                                               Pocatello
                                                               Lithia Hyundai of Pocatello
Lithia Poca-Hon, Inc.                             Idaho        Honda of Pocatello
Lithia SALMIR, Inc.                               Nevada       Lithia Audi of Reno
                                                               Lithia Volkswagen of Reno
                                                               Lithia Isuzu of Reno
                                                               Lithia Lincoln Mercury of
                                                               Reno
                                                               Lithia Suzuki of Sparks
                                                               Lithia Hyundai of Reno
Lithia Reno Sub-Hyun, Inc.                        Nevada       Lithia Reno Subaru
Lithia VS, LLC (owned by Camp Automotive, Inc.)   Washington   Camp Volvo
Lithia Dodge of Tri-Cities, Inc.                  Washington   Lithia Dodge of Tri-Cities
Lithia DC of Renton, Inc.                         Washington   Lithia Dodge of Renton
                                                               Lithia Chrysler Jeep of
                                                               Renton
Lithia FTC, Inc.                                  Washington   Lithia Ford of Tri-Cities
TC Hon, Inc.                                      Washington   Honda of Tri-Cities
Lithia of Sioux Falls, Inc.                       South        Lithia Subaru of Sioux Falls
                                                  Dakota
Lithia Automotive, Inc.                           South        Chevrolet of Sioux Falls
                                                  Dakota
Lithia Chrysler Jeep of Anchorage, Inc.           Alaska       Lithia Chrysler Jeep of
                                                               Anchorage

All entities are owned directly by Lithia Motors, Inc. unless specifically noted
to the contrary.

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